UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 25, 2008
THE GOLDMAN SACHS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street New York, New York	10004

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 902-1000
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On November 25, 2008, The Goldman Sachs Group, Inc. (the “Company”) entered into the Master Agreement under the Federal Deposit Insurance Corporation’s Temporary Liquidity Guarantee Program-Debt Guarantee Program, by and between the Federal Deposit Insurance Corporation and the Company (the “Master Agreement”). Pursuant to the Master Agreement, the Company is required to add certain provisions to the governing documents of debt securities guaranteed under that program. These provisions are not included in the relevant forms of notes previously filed as exhibits to the Company’s Registration Statement on Form S-3 (No. 333-154173). The amended forms of floating rate senior debt security and fixed rate senior debt security are filed as exhibits hereto. The Master Agreement is attached as Exhibit A to each such senior debt security.
On November 25, 2008, the Company entered into an underwriting agreement with Goldman, Sachs & Co., as representative of the other underwriters named therein, pursuant to which $5,000,000,000 principal amount of 3.25% Notes due 2012 will be issued on December 1, 2008. The 3.25% Notes due 2012 are fixed rate senior debt securities.
On November 28, 2008, the Company entered into a Guarantee Agreement (the “Guarantee Agreement”) with Goldman Sachs Bank USA, a bank chartered under the laws of the State of New York and a wholly-owned subsidiary of the Company (the “Bank”). On November 28, 2008, the Company entered into a related Collateral Agreement (the “Collateral Agreement”) between the Bank and the Company and each other party that becomes a pledgor pursuant to the Collateral Agreement.
The following is a brief summary of the Guarantee Agreement and the Collateral Agreement:
Under the Guarantee Agreement, the Company agrees that it will (i) purchase from the Bank certain assets transferred to the Bank (other than derivatives and mortgage servicing rights) or reimburse the Bank for certain losses relating to those assets; (ii) reimburse the Bank for credit-related losses from assets transferred to the Bank; and (iii) protect the Bank or reimburse it for certain losses arising from derivatives and mortgage servicing rights transferred to the Bank.
Under the Collateral Agreement, the Company agrees to pledge to the Bank at all times collateral, including interests in subsidiaries and other illiquid assets, with an aggregate value at any time not less than 5% of the face amount of committed but unfunded credit lines plus the original transfer value of the assets transferred to the Bank.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
     The following exhibits are being filed as part of this Current Report on Form 8-K:
4.1	Form of floating rate senior debt security (TLGP) issued under the Senior Debt Indenture, dated as of July 16, 2008, between the Company and The Bank of New York Mellon, as trustee.

4.2	Form of fixed rate senior debt security (TLGP) issued under the Senior Debt Indenture, dated as of July 16, 2008, between the Company and The Bank of New York Mellon, as trustee.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC. (Registrant)
Date: December 1, 2008	By:	/s/ Kenneth L. Josselyn
		Name:	Kenneth L. Josselyn
		Title:	Associate General Counsel and Assistant Secretary